Exhibit 99.1

                      Certification Pursuant to Section 906
                        Of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of KinderCare Learning Centers, Inc. ("KinderCare"), on Form 10-Q for the period ended March 7, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David J. Johnson, Chief Executive Officer of KinderCare, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respect, the financial condition and results of operations of KinderCare.

     In witness whereof, the undersigned has set his hand hereto as of the 21st day of April 2003.


                                                            /s/ DAVID J. JOHNSON
                                            ------------------------------------
                                                                David J. Johnson
                                                         Chief Executive Officer

     A signed original of this written statement required by Section 906 has been provided to KinderCare and will be retained by KinderCare and furnished to the Securities and Exchange Commission ("SEC") or its staff upon request.

                      Certification Pursuant to Section 906
                        Of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of KinderCare Learning Centers, Inc. ("KinderCare"), on Form 10-Q for the period ended March 7, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dan R. Jackson, Chief Financial Officer of KinderCare, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

3. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4. The information contained in the Report fairly presents, in all material respect, the financial condition and results of operations of KinderCare.

     In witness whereof, the undersigned has set his hand hereto as of the 21st day of April 2003.


                                                              /s/ DAN R. JACKSON
                                            ------------------------------------
                                                                  Dan R. Jackson
                                                         Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to KinderCare and will be retained by KinderCare and furnished to the Securities and Exchange Commission ("SEC") or its staff upon request.